Exhibit 32


CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                          PURSUANT TO
                    18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, S. Emerson Lybbert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of TGFIN Holdings, Inc. on Form 10-KSB for the fiscal year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of TGFIN Holdings, Inc.


                                   By:  /s/ S. Emerson Lybbert
                                   Name: S. Emerson Lybbert
                                   Title: Chief Executive Officer





I, S. Emerson Lybbert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of TGFIN Holdings, Inc. on Form 10-KSB for the fiscal quarter ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of TGFIN Holdings, Inc.


                                   By: /s/ S. Emerson Lybbert
                                   Name: S. Emerson Lybbert
                                   Title: Chief Financial Officer